Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the the Quarterly Report of Coca-Cola Enterprises Inc. (the "Company") on Form 10-Q for the period ending October 1, 2004 (the "Report"), I, John R. Alm, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) to my knowledge, the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                        /s/ John R. Alm
                                                        ------------------------
                                                        John R. Alm
                                                        Chief Executive Officer
                                                        November 5, 2004







A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Coca-Cola Enterprises Inc. and will be retained by Coca-Cola Enterprises Inc. and furnished to the Securities and Exchange Commission or its staff upon request.